Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of July 28, 2010, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain Credit Agreement, dated as of November 18, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of June 9, 2006, that certain Second Amendment to Credit Agreement, dated as of August 31, 2006, and that certain Third Amendment to Credit Agreement, dated as of October 30, 2008, and that certain Fourth Amendment to Credit Agreement, dated as of June 16, 2009 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENTS.

(a) Article I of the Credit Agreement is hereby amended as follows:

(i) The definition of “Significant Insurance Subsidiary” is deleted in its entirety and the following is substituted in lieu thereof:

“Significant Insurance Subsidiary” means any Significant Subsidiary which is an Insurance Subsidiary, and shall in any event include Globe Life And Accident Insurance Company, a Nebraska insurance company, LNLIC, United American Insurance Company, a Nebraska insurance company, American Income Life Insurance Company, an Indiana insurance company, and, prior to the UIL Disposition, UIL.

(ii) The following are added to Article I in alphabetical order:

“LNLIC” means Liberty National Life Insurance Company, a Nebraska insurance company.

“UIL” means United Investors Life Insurance Company, a Nebraska insurance company.

“UIL Disposition” means the sale by Borrower and LNLIC of all Equity Interest issued by UIL; provided (a) the total assets of UIL at the effective time of such sale are not more than $1,900,000,000, and (b) Borrower and LNLIC shall have received all consents of all Governmental Authorities necessary to consummate such sale.

(b) Section 7.05 of the Credit Agreement is hereby amended by adding “; provided, Borrower and LNLIC may make the UIL Disposition” before the period.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) each of the Borrower and TMK has full power and authority to execute and deliver this Fifth Amendment, (ii) this Fifth Amendment has been duly executed and delivered by each of the Borrower and TMK, and (iii) this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Fifth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower or TMK, or any indenture, agreement or other instrument to which the Borrower or TMK or any of their respective property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower or TMK of this Fifth Amendment.

3. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by each of the Borrower and TMK; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. Each Loan Party agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

8. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ Danny H. Almond
Print Name:	Danny H. Almond
Print Title:	Vice President & Chief Accounting Officer

TMK RE, LTD.

By:	/s/ Danny H. Almond
Print Name:	Danny H. Almond
Print Title:	President & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Print Name:	Aamir Saleem
Print Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jason Cassity
Jason Cassity
Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Melvin D. Jackson
Print Name:	Melvin D. Jackson
Print Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mary K. Young
Print Name:	Mary K. Young
Print Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ David A. Simmons
Print Name:	David A. Simmons
Print Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Scott Bazemore
Print Name:	Scott Bazemore
Print Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Adim Offurum
Print Name:	Adim Offurum
Print Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jimmy Tse
Print Name:	Jimmy Tse
Print Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Gerald R. Finney, Jr.
Print Name:	Gerald R. Finney, Jr.
Print Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy J. Blaha
Print Name:	Timothy J. Blaha
Print Title:	Assistant Vice President

COMPASS BANK, as a Lender

By:	/s/ Jason Goetz
Print Name:	Jason Goetz
Print Title:	Vice President

FIRST COMMERCIAL BANK, as a Lender

By:	/s/ Kelly Peace
Print Name:	Kelly Peace
Print Title:	Vice President

UMB BANK, n.a., as a Lender

By:	/s/ David A. Proffitt
Print Name:	David A. Proffitt
Print Title:	Senior Vice President

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